UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           May 25, 2006
                                                --------------------------------


                  Morgan Stanley Home Equity Loan Trust 2006-3
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                         (Exact name of issuing entity)


                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


           Delaware                   333-130694-04              13-3939229
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(State or other jurisdiction          (Commission               (IRS Employer
of incorporation of depositor)      File Number of            Identification No.
                                    issuing entity)             of depositor)


    1585 Broadway, New York, New York                             10036
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(Address of principal executive offices                  (Zip Code of depositor)
             of depositor


Registrant's telephone number, including area code        (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On May 25, 2006, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley Home Equity Loan Trust 2006-3 Mortgage Pass-Through Certificates, Series 2006-3 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, HomEq Servicing Corporation, as a servicer, Wells Fargo Bank, National Association, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, First NLC Financial Services, LLC, as responsible party, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,080,866,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter.") pursuant to an Underwriting Agreement, dated as of May 22, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Company Inc. on May 25, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the sale of the mortgage loans from Morgan Stanley Mortgage Company Inc. to the Company.

      The Class R Certificates were sold to the Underwriter on May 25, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class R Certificates were applied to the purchase of the mortgage loans from Morgan Stanley Mortgage Company Inc.

Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated May 22, 2006, among the Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2006, by and among the Depositor, HomEq Servicing Corporation, as a servicer, Wells Fargo Bank, National Association, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, First NLC Financial Services, LLC, as responsible party, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of September 29, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and First NLC Financial Services, LLC, as loan seller (included as Exhibit O to
               Exhibit 4).

Exhibit 10.2 Assignment and Recognition Agreement, dated as of May 25, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Meritage Mortgage Corporation, as loan seller (included as part of Exhibit P to Exhibit 4).

Exhibit 10.3 Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Meritage Mortgage Corporation, as loan seller (included as part of Exhibit P to Exhibit 4).

Exhibit 10.4 Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Meritage Mortgage Corporation, as loan seller (included as part of Exhibit P to Exhibit 4).

Exhibit 10.5 Assignment and Recognition Agreement, dated as of May 30, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and AIG Federal Savings Bank, as loan seller (included as part of Exhibit Q to Exhibit 4).

Exhibit 10.6   Third Amended and Restated Mortgage Loan Purchase and
               Warranties Agreement, dated as of December 1, 2005, by and among Morgan Stanley Mortgage Capital Inc., as purchaser, Wilmington Finance Inc., as loan seller, and AIG Federal Savings Bank, as loan seller (included as part of Exhibit Q to Exhibit 4).

Exhibit 10.7 Assignment and Recognition Agreement, dated as of May 25, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit 4).

Exhibit 10.8 Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit 4).

Exhibit 10.9 Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit 4).

Exhibit 10.10 Sixth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit 4).

Exhibit 10.11  Assignment and Recognition Agreement, dated as of May 25,
               2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Aegis Mortgage Corporation, Inc., as loan seller (included as part of Exhibit S to Exhibit 4).

Exhibit 10.12 Mortgage Loan Purchase and Warranties Agreement, dated as February 1, 2006, by and between Aegis and the Sponsor, solely insofar as such agreement relates to the Aegis Mortgage Loans (included as part of Exhibit S to Exhibit 4).

Exhibit 10.13  Assignment and Recognition Agreement, dated as of May 25,
               2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Lime Financial Services, Ltd., as loan seller (included as part of Exhibit T to Exhibit
               4).

Exhibit 10.14 Mortgage Loan Purchase and Warranties Agreement, dated as February 1, 2006, by and between Lime and the Sponsor, solely insofar as such agreement relates to the Lime Mortgage Loans (included as part of Exhibit T to Exhibit 4).

Exhibit 10.15 Assignment and Recognition Agreement, dated as of May 25, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and ResMAE Mortgage Corporation, as loan seller (included as part of Exhibit U to Exhibit 4).

Exhibit 10.16 Mortgage Loan Purchase and Warranties Agreement, dated as February 1, 2006, by and between ResMae and the Sponsor, solely insofar as such agreement relates to the ResMAE Mortgage Loans (included as part of Exhibit U to Exhibit 4).

Exhibit 10.17 ISDA Master Agreement, dated as of May 25, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.18 Schedule to the Master Agreement, dated as of May 25, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.19 Credit Support Annex, dated as of May 25, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.20 Confirmation, dated as of May 25, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.21 Guarantee, dated as of May 25, 2006, by Morgan Stanley (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.22 Subservicing Agreement, dated May 25, 2006, by and between JPMorgan Chase Bank, National Association and Chase Home Finance, LLC (included as part of Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 2006                        MORGAN STANLEY ABS CAPITAL I INC.



                                          By:    /s/ Steven Shapiro
                                              ----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Managing Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of                                                    Paper (P) or
Regulation S-K                                                       Electronic
Exhibit No.                   Description                                (E)
---------------  -------------------------------------------------  ------------

1                Underwriting Agreement, dated May 22, 2006, among       (E)
                 the Morgan Stanley ABS Capital I Inc. and Morgan
                 Stanley & Co. Incorporated.

4                Pooling and Servicing Agreement, dated as of May        (E)
                 1, 2006, by and among the Depositor, HomEq
                 Servicing Corporation, as a servicer, Wells Fargo
                 Bank, National Association, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, First NLC Financial Services, LLC, as responsible party, and Deutsche Bank National
                 Trust Company, as trustee.

10.1             Amended and Restated Mortgage Loan Purchase and         (E)
                 Warranties Agreement, dated as of September 29,
                 2005, by and between Morgan Stanley Mortgage
                 Capital Inc., as purchaser, and First NLC
                 Financial Services, LLC, as loan seller (included as Exhibit O to Exhibit 4).

10.2             Assignment and Recognition Agreement, dated as of       (E)
                 May 25, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Meritage Mortgage Corporation, as loan seller (included as part of Exhibit P to Exhibit 4).

10.3             Amended and Restated Mortgage Loan Purchase and         (E)
                 Warranties Agreement, dated as of June 1, 2005, by and between Morgan Stanley Mortgage Capital
                 Inc., as purchaser, and Meritage Mortgage
                 Corporation, as loan seller (included as part of Exhibit P to Exhibit 4).

10.4             Second Amended and Restated Mortgage Loan               (E)
                 Purchase and Warranties Agreement, dated as of November 1, 2005, by and between Morgan Stanley
                 Mortgage Capital Inc., as purchaser, and Meritage
                 Mortgage Corporation, as loan seller (included as part of Exhibit P to Exhibit 4).

10.5             Assignment and Recognition Agreement, dated as of       (E)
                 May 30, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and AIG Federal Savings Bank, as loan seller (included as part of Exhibit Q to Exhibit 4).

10.6             Third Amended and Restated Mortgage Loan Purchase       (E)
                 and Warranties Agreement, dated as of December 1, 2005, by and among Morgan Stanley Mortgage
                 Capital Inc., as purchaser, Wilmington Finance
                 Inc., as loan seller, and AIG Federal Savings
                 Bank, as loan seller (included as part of Exhibit
                 Q to Exhibit 4).

10.7             Assignment and Recognition Agreement, dated as of       (E)
                 May 25, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit 4).

10.8             Fourth Amended and Restated Mortgage Loan               (E)
                 Purchase and Warranties Agreement, dated as of August 1, 2005, by and between Morgan Stanley
                 Mortgage Capital Inc., as purchaser, and Accredited Home Lenders, Inc., as loan seller
                 (included as part of Exhibit R to Exhibit 4).

10.9             Fifth Amended and Restated Mortgage Loan Purchase       (E)
                 and Warranties Agreement, dated as of December 1, 2005, by and between Morgan Stanley Mortgage
                 Capital Inc., as purchaser, and Accredited Home
                 Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit 4).

10.10            Sixth Amended and Restated Mortgage Loan Purchase       (E)
                 and Warranties Agreement, dated as of February 1, 2006, by and between Morgan Stanley Mortgage
                 Capital Inc., as purchaser, and Accredited Home
                 Lenders, Inc., as loan seller (included as part of Exhibit R to Exhibit 4).

10.11            Assignment and Recognition Agreement, dated as of       (E)
                 May 25, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Aegis Mortgage Corporation, Inc., as loan seller (included as part of Exhibit
                 S to Exhibit 4).

10.12            Mortgage Loan Purchase and Warranties Agreement,         (E)
                 dated as February 1, 2006, by and between Aegis and the Sponsor, solely insofar as such agreement relates to the Aegis Mortgage Loans (included as part of Exhibit S to Exhibit 4).

10.13            Assignment and Recognition Agreement, dated as of       (E)
                 May 25, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Lime Financial Services, Ltd., as loan seller (included as part of Exhibit T to Exhibit 4).

10.14            Mortgage Loan Purchase and Warranties Agreement,         (E)
                 dated as February 1, 2006, by and between Lime and the Sponsor, solely insofar as such agreement relates to the Lime Mortgage Loans (included as part of Exhibit T to Exhibit 4).

10.15            Assignment and Recognition Agreement, dated as of       (E)
                 May 25, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and ResMAE Mortgage Corporation, as loan seller (included as part of Exhibit U to Exhibit 4).

10.16            Mortgage Loan Purchase and Warranties Agreement,         (E)
                 dated as February 1, 2006, by and between ResMae and the Sponsor, solely insofar as such agreement relates to the ResMAE Mortgage Loans (included as part of Exhibit U to Exhibit 4).

10.17            ISDA Master Agreement, dated as of May 25, 2006,        (E)
                 by and between Morgan Stanley Mortgage Capital
                 Inc., the swap provider, and Deutsche Bank
                 National Trust Company, the trustee (included as part of Exhibit AA to Exhibit 4).

10.18            Schedule to the Master Agreement, dated as of May       (E)
                 25, 2006, by and between Morgan Stanley Mortgage
                 Capital Inc., the swap provider, and Deutsche
                 Bank National Trust Company, the trustee
                 (included as part of Exhibit AA to Exhibit 4).

10.19            Credit Support Annex, dated as of May 25, 2006,         (E)
                 by and between Morgan Stanley Mortgage Capital
                 Inc., the swap provider, and Deutsche Bank
                 National Trust Company, the trustee (included as part of Exhibit AA to Exhibit 4).

10.20            Confirmation, dated as of May 25, 2006, by and          (E)
                 between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust
                 Company, the trustee (included as part of Exhibit
                 AA to Exhibit 4).

10.21            Guarantee, dated as of May 25, 2006, by Morgan          (E)
                 Stanley (included as part of Exhibit AA to Exhibit 4).

10.22            Subservicing Agreement, dated May 25, 2006, by          (E)
                 and between JPMorgan Chase Bank, National
                 Association and Chase Home Finance, LLC (included as part of Exhibit BB to Exhibit 4).